Exhibit 21.1
 MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUBSIDIARIES
(as of December 31, 2023)

Subsidiaries Organized in the United States	Jurisdiction of Organization
Apollo Marketing, Inc.	California

Aqua Hospitality LLC	Delaware
Entity also does business under the name:
• Aqua Oasis

Aqua Hotels & Resorts, LLC	Hawaii

Aqua Hotels and Resorts Operator LLC	Delaware

Aqua Hotels and Resorts, Inc.	Delaware

Aqua Luana Operator LLC	Hawaii

Aqua-Aston Holdings, Inc.*	Delaware

Aqua-Aston Hospitality, LLC	Hawaii
Entity also does business under the names:
• Aqua Aloha Surf Hotel •	Aston Islander On The Beach
• Aqua Aloha Surf Waikiki •	Aston Kaanapali Shores
• Aqua Palms Waikiki •	Aston Kona By The Sea
• Aqua-Aston Advantage •	Aston Mahana At Kaanapali
• Aqua-Aston Property Management •	Aston Maui Hill
• Aston •	Aston Maui Kaanapali Villas
• Aston At Papakea Resort •	Aston Waikiki Beach Tower
• Aston at Poipu Kai •	Aston Waikiki Circle Hotel
• Aston At The Executive Centre Hotel •	Aston Waikiki Sunset
• Aston At the Maui Banyan •	Enjoy an Endless Summer
• Aston At The Waikiki Banyan •	Kaanapali Shores
• Aston at The Whaler on Kaanapali Beach •	Kope Cabana
• Aston Hotels & Resorts •	Waikiki Beach Hotel

Aqua-Aston Management Holdings, LLC	Delaware

Aston Hotels & Resorts Florida, LLC	Florida
Entity also does business under the name:
• Aston Orlando Resort

Beach House Development Partnership	Florida

CDP GP, Inc.	Delaware

CDP Investors, L.P.	Delaware

Cerromar Development Partners GP, Inc.	Delaware

Cerromar Development Partners, L.P., S.E.	Delaware

Champagne Resorts Inc.	Delaware

Coconut Plantation Partner, Inc.	Florida

Data Marketing Associates East, Inc.	Florida

Diamond Head Management LLC	Hawaii

Subsidiaries Organized in the United States	Jurisdiction of Organization
Eagle Tree Construction, LLC	Florida

Fifth and Fifty-Fifth Holdings, Inc.	New York

Flex Collection, LLC	Florida

FOH Holdings, LLC	Delaware

FOH Hospitality, LLC	Delaware
Entity also does business under the names:
• Kai Ala Market •	Princeville Ocean Resort Villas
• Kauhale Market •	Spa Helani
• Princeville Market

Grand Aspen Holdings, LLC	Delaware

Grand Aspen Lodging, LLC	Delaware

Hard Carbon, LLC	Nevada

Hawaii Vacation Title Services, Inc.	Hawaii

Heavenly Resort Properties, LLC	Nevada

Highlands Inn Investors II, L.P.*	Delaware

Hospitality Team Members, Inc.	California

Hotel Management Services LLC	Hawaii
Entity also does business under the name:
• Ilikai Hotel & Luxury Suites

HPC Developer, LLC	Delaware

HT-Highlands, Inc.	Delaware

HTS-BC, L.L.C.	Delaware

HTS-Beach House Partner, L.L.C.	Delaware

HTS-Beach House, Inc.	Delaware

HTS-CHC (Sedona), LLC	Delaware

HTS-Coconut Point, Inc.	Delaware

HTS-Ground Lake Tahoe, Inc.	Delaware

HTS-Key West, Inc.	Delaware

HTS-KW, Inc.	Delaware

HTS-Lake Tahoe, Inc.	Delaware

HTS-Loan Servicing, Inc.	Delaware

HTS-Main Street Station, Inc.	Delaware

HTS-Maui, L.L.C.	Delaware

HTS-San Antonio, Inc.	Delaware

HTS-San Antonio, L.L.C.	Delaware

HTS-San Antonio, L.P.	Delaware
Entity also does business under the name:
• HTS-Hyatt San Antonio, L.P.

Subsidiaries Organized in the United States	Jurisdiction of Organization
HTS-Sedona, Inc.	Delaware

HTS-Sunset Harbor Partner, L.L.C.	Delaware

HTS-Wild Oak Ranch Beverage, LLC	Texas

HTS-Windward Pointe Partner, L.L.C.	Delaware

HV Global Group, Inc.	Delaware
Entity also does business under the name:
• Hyatt Vacation Ownership

HV Global Management Corporation	Delaware
Entity also does business under the name:
• Hyatt Vacation Ownership

HV Global Marketing Corporation	Florida
Entity also does business under the name:
• Hyatt Vacation Ownership

HVC-Highlands, L.L.C.	Delaware

HVO Holdings, LLC	Florida

IIC Holdings, Incorporated	Delaware

ILG International Holdings, Inc.	Florida

ILG Management, LLC	Florida

ILG Shared Ownership, Inc.	Delaware

ILG, LLC	Delaware

Interval Holdings, Inc.	Delaware

Interval International Holdings, LLC	Florida

Interval International Overseas Holdings, LLC	Florida

Interval International, Inc.	Florida
Entity also does business under the names:
• Interval Purchasing Services •	Shared Ownership Investment Conference
• Preferred Residences

Interval Resort & Financial Services, Inc.	Florida

Interval Software Services, LLC	Florida

Interval Vacation Exchange, LLC	Delaware

K D Kapule LLC	Hawaii

Kai Management Services, LLC	Hawaii

Kauai Blue, Inc.	Delaware
Entity also does business under the name:
• Sheraton Kauai

Kauai Lagoons Holdings LLC	Delaware

Kauai Lagoons LLC	Hawaii

Kauai Lagoons Vessels LLC	Hawaii

Key Wester Limited	Florida

Subsidiaries Organized in the United States			Jurisdiction of Organization
Lagunamar Cancun Mexico, Inc.			Florida

MAIC Travel LLC			Delaware

MAIC Travel, Inc.			Delaware

Management Acquisition Holdings, LLC			Delaware

Marriott Kauai Ownership Resorts, Inc.			Delaware
Entity also does business under the name:
•	Marriott Vacation Club International

Marriott Overseas Owners Services Corporation			Delaware

Marriott Ownership Resorts Procurement, LLC			Delaware

Marriott Ownership Resorts, Inc.			Delaware
Entity also does business under the names:
•	Grand Residence by Marriott	•	Marriott Vacation Club International Corp.
•	Grand Residences by Marriott	•	Marriott’s Mountainside Resort
•	Marriott Golf Academy	•	Marriott’s Summit Watch
•	Marriott Vacation Club	•	Marriott’s Waiohai Beach Resort
•	Marriott Vacation Club International	•	The Marketplace

Marriott Resorts Hospitality Corporation			South Carolina
Entity also does business under the names:
•	Marriott Vacation Club International	•	Marriott’s Vacation Club, South Beach
•	Marriott Vacation Club International Corp.	•	Marriott’s Villas at Doral
•	Marriott Vacation Club Pulse San Diego	•	Marriott’s Willow Ridge Lodge
•	Marriott Vacation Club Pulse, New York City	•	Reflections
•	Marriott Vacation Club, New York City	•	Strand Bistro
•	Marriott Vacation Club, South Beach	•	The Market Place
•	Marriott’s Custom House	•	Tidewater’s Sweets and Sundries
•	Marriott’s Legends Edge at Bay Point	•	Top Of The Strand
•	Marriott’s Oceana Palms	•	Twisted Knot Cafe & Lounge
•	Marriott’s Summit Watch Resort

Marriott Resorts Sales Company, Inc.			Delaware
Entity also does business under the names:
•	Marriott Resorts Realty, Inc.	•	Marriott Vacation Club International Ltd.

Marriott Resorts Title Company, Inc.			Florida
Entity also does business under the name:
•	Marriott Resorts Title, Inc.

Marriott Resorts, Travel Company, Inc.			Delaware
Entity also does business under the names:
•	Marriott Vacation Club International	•	MVC Exchange Company

Marriott Vacation Properties of Florida, Inc.			Delaware

Marriott Vacations Worldwide Corporation			Delaware
Entity also does business under the name:
•	MVW

Marriott's Desert Springs Development Corporation			Delaware

Subsidiaries Organized in the United States	Jurisdiction of Organization
Maui Condo and Home, LLC	Hawaii
Entity also does business under the name:
• Hawaii Condo and Home

Member Development, Inc.	California

Meragon Financial Services, Inc.	North Carolina

Meridian Financial Services, Inc.	North Carolina
Entity also does business under the names:
• Meridian Financial Services, Inc. •	Meridian Financial Services, USA (FN)

MH Kapalua Venture, LLC	Delaware

MORI Golf (Kauai), LLC	Delaware

MORI Member (Kauai), LLC	Delaware

MORI Residences, Inc.	Delaware

MORI SPC Series Corp.	Delaware

MORI Waikoloa Holding Company, LLC	Delaware

MTSC, INC.	Delaware

MVCO Series LLC	Delaware

MVW 2019-1 LLC	Delaware

MVW 2019-2 LLC	Delaware

MVW 2020-1 LLC	Delaware

MVW 2021-1W LLC	Delaware

MVW 2021-2 LLC	Delaware

MVW 2022-1 LLC	Delaware

MVW 2022-2 LLC	Delaware

MVW 2023-1 LLC	Delaware

MVW 2023-2 LLC	Delaware

MVW International Finance Company, LLC	Delaware

MVW of Hawaii, Inc.	Delaware
Entity also does business under the names:
• Marketplace Express •	Marriott's Waiohai Beach Club
• Marriott Vacation Club, Waikiki •	The Marketplace at Ko Olina
• Marriott's Ko Olina Beach Club •	Waikiki Marketplace
• Marriott's Maui Ocean Club

MVW of Nevada, Inc.	Nevada
Entity also does business under the name:
• Marriott's Grand Chateau

MVW Services Corporation	Delaware

MVW SSC, Inc.	Delaware

MVW US Holdings LLC	Delaware

MVW US Services, LLC	Delaware

Subsidiaries Organized in the United States		Jurisdiction of Organization
MVW Vacations LLC		Delaware

MVW Warehouse I LLC		Delaware

Ozark Tourism Marketing, Inc.		Missouri
Entity also does business under the names:
• Branson Tourism Center •	Branson.com

Ozark Travel Services, Inc.		Missouri
Entity also does business under the name:
• Branson Travel Agency

Pelican Landing Timeshare Ventures Limited Partnership		Delaware

Platinum Vacations, Inc.		California

Points of Colorado, Inc.		Colorado

Premier Vacation Ownership, Inc.		California

R.C. Chronicle Building, L.P.		Delaware

RBF, LLC		Delaware
Entity also does business under the name:
• RBF-Jupiter, LLC

RCC (GP) Holdings LLC		Delaware

RCC (LP) Holdings L.P.		Delaware

RCDC 942, L.L.C.		Delaware
Entity also does business under the name:
• RCDC 942 Market Street, LLC

RCDC Chronicle LLC		Delaware

REP Holdings, Ltd.		Hawaii

Resort Management Finance Services, Inc.		Florida

Resort Sales Services, Inc.		Delaware

RQI Holdings, LLC		Hawaii

S.O.I. Acquisition Corp.		Florida

Scottsdale Residence Club Sales, Inc.		Arizona

Scottsdale Residence Club, Inc.		Florida

Sheraton Flex Vacations, LLC		Florida

Soleil Communications, Inc.		California

Soleil NV, LLC		Nevada

St. Regis Colorado Management, Inc.		Colorado

St. Regis New York Management, Inc.		Florida

St. Regis Residence Club of Colorado, Inc.		Colorado

St. Regis Residence Club, New York Inc.		Florida

Steamboat Resort Village LLC		Delaware
Entity also does business under the name:
• Sheraton Steamboat Resort

Subsidiaries Organized in the United States	Jurisdiction of Organization
Success Developments, L.L.C.	Arizona
Entity also does business under the name:
• Villas of Cave Creek, L.L.C.

Sunset Harbor Development Partnership	Florida

SVO 2011-A VOI Mortgage Corp.	Delaware

SVO 2011-A VOI Mortgage LLC	Delaware

SVO 2012-A VOI Mortgage Corp.	Delaware

SVO 2012-A VOI Mortgage LLC	Delaware

The Cobalt Travel Company, LLC	Delaware

The Lion & Crown Travel Co., LLC	Delaware

The Ritz-Carlton Development Company, Inc.	Delaware
Entity also does business under the name:
• The Ritz-Carlton Destination Club

The Ritz-Carlton Management Company, L.L.C.	Delaware

The Ritz-Carlton Sales Company, Inc.	Delaware

The Ritz-Carlton Title Company, Inc.	Delaware

The WAVE Insurance Corporation	Hawaii

Timber Ridge Escapes, LLC	Missouri

Vacanza 2019-A LLC	Delaware

Vacation Ownership Lending GP, Inc.	Delaware

Vacation Ownership Lending, L.P.	Delaware

Vacation Title Services, Inc.	Florida
Entity also does business under the name:
• Vacation Title Services Agency

VCH Communications, Inc.	Florida

VCH Consulting, Inc.	Florida

VCH Systems, Inc.	Florida
Entity also does business under the name:
• Vistana Vacation Club

Vistana Acceptance Corp.	Florida

Vistana Arizona Management, Inc.	Arizona

Vistana Aventuras, Inc.	Florida

Vistana California Management, Inc.	California

Vistana Colorado Management, Inc.	Colorado
Entity also does business under the name:
• Mountain Vista Market

Vistana Development, Inc.	Florida
Entity also does business under the name:
• Vistana Development, Ltd.

Subsidiaries Organized in the United States	Jurisdiction of Organization
Vistana Hawaii Management, Inc.	Hawaii

Vistana Management, Inc.	Florida
Entity also does business under the name:
• Vistana Management, Ltd.

Vistana MB Management, Inc.	South Carolina

Vistana Portfolio Services, Inc.	Florida

Vistana PSL, Inc.	Florida

Vistana Residential Management, Inc.	Florida

Vistana Scottsdale Development, Inc	Arizona

Vistana Scottsdale Management, Inc.	Arizona

Vistana Scottsdale, Inc.	Arizona

Vistana Signature Experiences, Inc.	Delaware

Vistana Signature Network, Inc.	Delaware

Vistana Vacation Ownership, Inc.	Florida

Vistana Vacation Realty, Inc.	Florida

Vistana Vacation Services Hawaii, Inc.	Hawaii

VOL GP, Inc.	Delaware

VOL Investors, L.P.	Delaware

Volt Merger Sub, LLC	Delaware

VSE 2016-A VOI Mortgage, Inc.	Delaware

VSE 2017-A VOI Mortgage LLC	Delaware

VSE 2017-A VOI Mortgage, Inc.	Delaware

VSE 2018-A VOI Mortgage, Inc.	Delaware

VSE 2018-A VOI Mortgage, LLC	Delaware

VSE Arizona Development, Inc.	Arizona

VSE Arizona Realty, Inc.	Arizona

VSE Bahamas Holdings, LLC	Delaware

VSE California Sales, Inc.	California

VSE Development, Inc.	Florida

VSE East, Inc.	Florida

VSE International Holdco, LLC	Florida

VSE International, Inc.	Florida

VSE Mexico Portfolio Services, Inc.	Florida

VSE Myrtle Beach, LLC	South Carolina

VSE Pacific, Inc.	Florida
Entity also does business under the names:
• Hawaii Activity Planners •	Westin Ka'anapali Ocean Resort Villas
• The Westin Nanea Ocean Villas •	Westin Vacation Club

Subsidiaries Organized in the United States		Jurisdiction of Organization
VSE Residence Club Sales of New York, Inc.		New York

VSE Residence Club Sales, Inc.		Colorado

VSE Trademark, Inc.		Florida

VSE Villas Arizona, Inc.		Arizona

VSE Vistana Villages, Inc.		Florida

VSE West, Inc.		Florida

VVO International Holdco, LLC		Florida

Welk Hospitality Services, LLC		California

Welk Resorts 2013-A, LLC		Delaware

Welk Resorts 2015-A, LLC		Delaware

Welk Resorts 2017-A, LLC		Delaware

Welk Resorts 2019-A, LLC		Delaware

Welk Warehouse Facility 2, LLC		Delaware

Welk Warehouse Facility, LLC		Delaware

Westin Sheraton Vacation Services, Inc.		Florida
Entity also does business under the names:
• Sheraton Vacations •	Westin Vacations

WHV Hospitality Management, Inc.		California

WHV Mountain Villas, Inc.		California

WHV Resort Group, Inc.		California
Entity also does business under the names:
• The Lodges at Timber Ridge •	Villas on the Green

WHV Resort Properties, Inc.		California

WHV Resorts Breckenridge, LLC		Colorado

WHV Resorts Cabo, LLC		California

WHV Resorts Northstar, LLC		California

WHV Resorts Vacation Rentals, Inc.		California
Entity also does business under the name:
• Vacation Club Rentals

Windward Pointe II, L.L.C.		Delaware

Worldex Corporation		Florida

Worldwide Vacation & Travel, Inc.		Florida
Entity also does business under the names:
• condodirect.com •	Leisure Time Passport
• Dream Vacation Week •	Vacationsource
• Interval Travel

WVC Rancho Mirage, Inc.		Delaware

XYZII, Inc.		Washington

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
AP (Macau) Pte Limited*	Macau

AP Bali Enclave HK Holding Limited	Hong Kong

AP Bali Terrace HK Holding Limited	Hong Kong

AP Nusa Dua Bali Hong Kong Holding Limited	Hong Kong

AP Nusa Dua Enclave HK Holding Limited	Hong Kong

AP Nusa Dua Terrace HK Holding Limited	Hong Kong

Aqua-Aston Hospitalidad Ltda.	Costa Rica

Aruba Finance Holdings B.V.	Netherlands

Caide Desarrollos, S. de R.L. de C.V.	Mexico

Chaihat Holding Limited*	Thailand

Club Holidays Australia Limited	Australia

Club Resorts No. 1 Australia Pty Ltd	Australia

Costa Del Sol Development Company N.V., trading as Aruba Surf Club Development and Management Aruba Surf Club Development Company	Aruba
Entity also does business under the name:
• Aruba Surf Club Development and Management Company

Costa Del Sol Financing Company VBA	Aruba

CR Resorts Holdings, S.L.	Spain

CR Vacation Nominee Limitada	Costa Rica

Empresa de Servicios Cancun, S.A. de C.V.	Mexico

Empresa de Servicios K20 Cancun, S. de R.L. de C.V.	Mexico

Empresa de Servicios Los Cabos, S.A. de C.V.	Mexico

Empresa de Servicios Vallarta 205, S. de R.L. de C.V.	Mexico

Fortyseven Park Street Limited	United Kingdom

Hoteles Cabos K22.5, S. de R.L. de C.V.	Mexico

Hoteles Cancun K20, S. de R.L. de C.V.	Mexico

ILG Lux Finance S.a.r.l.	Luxembourg

ILG Lux Holdings II S.a.r.l.	Luxembourg

ILG Lux Holdings S.a.r.l.	Luxembourg

Indah HK Holding Limited	Hong Kong

Intercambios Internacionales de Vacaciones S.A. de C.V.	Mexico

Interval International Argentina S.A.	Argentina

Interval International Brasil Servicos Ltda.	Brazil

Interval International de Colombia, S.A.S.	Colombia

Interval International Eastern Canada, Inc.	Canada

Interval International Egypt Ltd.	Egypt

Interval International Finland Oy	Finland

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
Interval International GmbH	Germany

Interval International Holdings Mexico, S.A. de C.V.	Mexico

Interval International Italia S.r.l.	Italy

Interval International Limited	England

Interval International Singapore (Pte) Ltd.	Singapore

Interval Leisure Group Management Limited	England

Interval Leisure Group UK Holdings (No. 2) Limited	England

Interval Leisure Group UK Holdings Limited	England

Interval Servicios de Mexico S.A. de C.V.	Mexico

Interval UK Holdings Limited	England

Interval Vacation Exchange S.A.	Spain

Los Cabos Villa Management, S. de R.L. de C.V.	Mexico

MAIC Travel de Mexico S. de R.L. de C.V.	Mexico

Maikhao Land Owning Limited*	Thailand

Marriott Ownership Resorts (Bahamas) Limited	Bahamas

Marriott Ownership Resorts (St. Thomas), Inc.	Virgin Islands - US

Marriott Resorts Hospitality (Bahamas) Limited	Bahamas

Marriott Resorts Hospitality of Aruba N.V.	Aruba

Marriott Vacation Club International of Aruba N.V.	Aruba

Marriott Vacation Club International of Japan, Inc.	Japan

Marriott Vacation Club Timesharing GmbH	Austria

MGRC Management Limited	United Kingdom

MVC LS Costa Rica, Ltda.	Costa Rica
Entity also does business under the name:
• MVC LS Costa Rica, Ltd.

MVCI (Thailand) Limited	Thailand

MVCI AP Macau Marketing Pte, Limited	Macau

MVCI Asia Pacific (Hong Kong) Pte. Limited	Hong Kong

MVCI Asia Pacific Finance Pte. Limited	Hong Kong

MVCI Asia Pacific Pte. Ltd.	Singapore

MVCI Australia Pty Ltd	Australia

MVCI Egypt B.V.	Netherlands

MVCI Europe Limited	United Kingdom

MVCI Finance C.V.	Aruba

MVCI France SAS	France

MVCI Holdings B.V.	Netherlands

MVCI Holidays France S.A.S.	France

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
MVCI Holidays, S.L.	Spain

MVCI Ireland Limited	Ireland

MVCI Management, S.L.	Spain

MVCI Playa Andaluza Holidays, S.L.	Spain

MVCI Puerto Rico, Inc.	Puerto Rico
Entity also does business under the name:
• Marriott Vacation Club International

MVCI Services Designated Activity Company or MVCI Services DAC	Ireland

MVCI St. Kitts Company Limited	Nevis

MVCI Travel Information Consultancy (Shanghai) Co., Ltd.	China

MVW de Mexico, S. de R.L. de C.V.	Mexico

MVW International Holding Company S.à r.l.	Luxembourg

MVW International Switzerland Holding GmbH	Switzerland

Overseas Promotions, Inc.	Cayman Islands

Promociones Marriott, S.A. de C.V.	Mexico

PT Indonesia Bali Resort Enclave	Indonesia

Pt. Indonesia Bali Resort Expansion	Indonesia

PT. Indonesia MOC Services	Indonesia

R.M. Mexicana S.A.de C.V.	Mexico

RC Abaco Holding Company Ltd.	Virgin Islands - British

RC Management Company Bahamas Limited	Bahamas

RC St. Thomas, LLC	Virgin Islands - US

TA Resort Servicing Mexico, S.A. de C.V.	Mexico

Teman HK Holding Limited	Hong Kong

The Abaco Club RC, Ltd.*	Bahamas

The Ritz-Carlton Club, St. Thomas, Inc.	Virgin Islands - US

Turistica Cancun S. de R.L. de C.V.	Mexico

Vistana Bahamas Investments Limited	Bahamas

Vistana Bahamas Sales and Marketing Limited	Bahamas

VSE Azteca Holdings, S. de R.L. de C.V.	Mexico

VSE Cancun Sales, S. de R.L. de C.V.	Mexico

VSE Cayman Holdings Limited	Cayman Islands

VSE Mexico Holding, S. de R.L. de C.V.	Mexico

VSE UK Holdings Ltd.	England

VSE Villas Los Cabos, S. de R.L de C.V.	Mexico

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
Westin St. John Hotel Company, Inc.	Virgin Islands - US
Entity also does business under the names:
• Lemongrass Restaurant and Bar
• The Marketplace at Great Cruz Bay
• The Westin Health & Spa
• The Westin St. John Resort & Villas

Westin Vacation Management Company	Virgin Islands - US

WHV Cabo Associates 1, S. de R.L. de C.V.	Mexico

WHV Cabo Associates 2, S. de R.L. de C.V.	Mexico

WHV Cabo Management, S. de R.L. de C.V.	Mexico

WHV Platinum Preview, S. de R.L. de C.V.	Mexico

WVC St. John, Inc.	Virgin Islands - US
* Marriott Vacations Worldwide Corporation owns less than 100%.